COWEN OPPORTUNITY FUND

        TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

             QUARTER ENDED:   September 30, 1997


Name of Security: AXIOM, INC.

Registration under Securities
Act of 1933? 10f-3(a)(1)(i):             Yes

Time of Acquisition 10f-3(a)(2)
 -Date Acquired:                         Trade Date: 7/7/97
 -Date First Offered:                    July 7, 1997

Reasonableness of Spread [10f-3(b)]
 -Offering Price Per Share:              $12
 -Amount of Spread: Gross Spread:        $.84
                    Selling Concession:  $.48
 -Spread(%):                             7%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
 -Name of Issue:                       Telegroup Inc.
 -Date of Offering:                      July 8, 1997
 -Spread:                                 7.0%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]:           Yes

Amount Purchased by Fund [10f-3(d)]:
 -Total Shares Offered:                  2.6 million shares
 -Purchase Price per Share:              $12
 -Total Shares Purchased:                11,900
 -Total Purchase Price:                  $142,800
 -Percentage of Offering Purchased:      less than .1 of 1%
 -Any Shares Purchased by Other Funds
  in Family?                             No

Percentage of Fund Assets Invested
[10f-3(e)]:                              less than 1%

From Whom Purchased [10f-3(f)]
 -Selling Dealers(s):                    Lehman Brothers
 -Syndicate Manager(s):                  Lehman Brothers



                 COWEN OPPORTUNITY FUND

        TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

             QUARTER ENDED:   December 31, 1997


Name of Security: PERICOM SEMICONDUCTOR CORP.

Registration under Securities
Act of 1933? 10f-3(a)(1)(i):             Yes

Time of Acquisition 10f-3(a)(2)
 -Date Acquired:                         Trade Date: 10/31/97
 -Date First Offered:                    October 31, 1997

Reasonableness of Spread [10f-3(b)]
 -Offering Price Per Share:              $9
 -Amount of Spread: Gross Spread:        $.63
                    Selling Concession:  $.36
 -Spread(%):                             7%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
 -Name of Issue:                       Microcell Telecommunications
 -Date of Offering:                      October 8, 1997
 -Spread:                                 7.0%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]:           Yes

Amount Purchased by Fund [10f-3(d)]:
 -Total Shares Offered:                  2.5 million shares
 -Purchase Price per Share:              $9
 -Total Shares Purchased:                30,000
 -Total Purchase Price:                  $270,000
 -Percentage of Offering Purchased:      less than 1%
 -Any Shares Purchased by Other Funds
  in Family?                             No

Percentage of Fund Assets Invested
[10f-3(e)]:                              less than 1%

From Whom Purchased [10f-3(f)]
 -Selling Dealers(s):                    Soundview Financial
 -Syndicate Manager(s):                  Soundview Financial


                 COWEN OPPORTUNITY FUND

        TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

             QUARTER ENDED:   December 31, 1997


Name of Security: LANDMARK SYSTEMS CORP.

Registration under Securities
Act of 1933? 10f-3(a)(1)(i):             Yes

Time of Acquisition 10f-3(a)(2)
 -Date Acquired:                         Trade Date: 11/18/97
 -Date First Offered:                    11/18/97

Reasonableness of Spread [10f-3(b)]
 -Offering Price Per Share:              $7
 -Amount of Spread: Gross Spread:        $.49
                    Selling Concession:  $.29
 -Spread(%):                             7%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
 -Name of Issue:                       Healthworld Corp.
 -Date of Offering:                      November 21, 1997
 -Spread:                                 7.0%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]:           Yes

Amount Purchased by Fund [10f-3(d)]:
 -Total Shares Offered:                  3.2 million shares
 -Purchase Price per Share:              $7
 -Total Shares Purchased:                100,000
 -Total Purchase Price:                  $700,000
 -Percentage of Offering Purchased:      less than 1%
 -Any Shares Purchased by Other Funds
  in Family?                             No

Percentage of Fund Assets Invested
[10f-3(e)]:                              less than 1%

From Whom Purchased [10f-3(f)]
 -Selling Dealers(s):                   C.E. Unterberg Tobin
 -Syndicate Manager(s):                  C.E. Untergerg Tobin